Selected statement of Operating Data - Reconciliation of Operating Income of Reportable Segments to Data Included in Statements of Operations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Operating income:
Total operating income of reportable segments	$ 48,146	$ 47,531	$ (40,796)
Financial expenses, net	9,046	1,191	5,120
INCOME (LOSS) BEFORE TAXES ON INCOME	$ 39,100	$ 46,340	$ (45,916)